                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: March 28, 1997



                         WESTERN MICRO TECHNOLOGY, INC.
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          California                  0-11560               94-2414428
 ----------------------------      ------------       ----------------------
 (State or Other Jurisdiction       (Commission          (I.R.S. Employer
       of Incorporation)           File Number)       Identification Number)




         254 East Hacienda, Campbell, CA                      95008
   ------------------------------------------              ----------
    (Address of principal executive offices)               (Zip Code)



                                 (408) 379-0177
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 2.  Aquisition or Disposition of Assets.
         -----------------------------------

     On March 17, 1997 (the "Closing Date"), the Registrant acquired all of the outstanding Common Stock of Target Solutions, Inc., a California corporation ("TSI"), in accordance with the terms of an Agreement and Plan of Reorganization dated as of the Closing Date (the "Reorganization Agreement"). TSI is an independent computer software consulting firm providing a full range of services, from basic user support to senior management business planning. Pursuant to the terms of the Reorganization Agreement and the Agreement and Plan of Merger (the "Agreement of Merger") dated as of the Closing Date, TSI will merge with and into the Registrant's wholly-owned subsidiary, WMT Acquisition Corp., a California corporation ("WMT Acquisition"), in a forward triangular merger (the "Merger") with WMT Acquisition being the surviving corporation.

     Upon the effectiveness of the Merger, all of the outstanding Common Stock of TSI, held by Lee Adams, TSI's sole shareholder ("Adams"), will be converted automatically into 88.1092 shares of the Registrant's Common Stock for an aggregate of Two Hundred Twenty Thousand Two Hundred Seventy Three (220,273) shares, subject to adjustment. The consideration paid by the Registrant for the TSI Common Stock was valued at Two Million Two Hundred Thousand Dollars ($2,200,000). The number of shares of Registrant's Common Stock issued was based on an average of the closing prices of the Registrant's Common Stock for the five (5) trading days from March 3, 1997 to March 7, 1997.

     Ten percent (10%) of the initial shares issued on the Closing Date or Twenty Two Thousand Seventy Three (22,073) shares have been placed in escrow, for one year from the Closing Date, as security for (i) the collection of the accounts receivable, (ii) sale of inventory and (iii) certain indemnity obligations TSI owes to the Registrant (e.g., inaccuracy or breach of any of the representations, warranties or covenants under the Reorganization Agreement).

     In addition, Adams shall receive (i) an Earn-Out Payment of up to One Million Two Hundred Fifty Thousand Dollars ($1,250,000) if TSI Gross Profit Dollars based on sales by certain designated TSI employees and TSI business of WMT Acquisition to certain designated customers, during the twelve (12) month period ending December 31, 1997, exceeds Four Million Dollars ($4,000,000) and
(ii) an Earn-Out Payment of up to One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) if TSI Gross Profit Dollars, during the twelve (12) month period ending December 31, 1998, exceeds Four Million Five Hundred Thousand Dollars ($4,500,000). The Earn-Out Payments shall be paid fifty percent (50%) in the Registrant's Common Stock and fifty percent (50%) in cash. The value of the Registrant's Common Stock to be issued as Earn-Out Payments shall be calculated based on the average closing price of the Registrant's Common Stock for the five
(5) trading days up to, but excluding, the second trading day before February 15, 1998 and February 15, 1999, as applicable.

     For fiscal years 1999 and 2000, Adams will have the opportunity to receive supplemental payments for certain accounts based on the amount of TSI Gross Profit Dollars saved from the reduced payment of finders fees to Oliver Allen Company (the "Supplemental Payments"). The Supplemental Payments will be made on the last business day of the February following the close of the respective fiscal year. The Supplemental Payments shall not exceed Seven Million Dollars ($7,000,000). The Supplemental Payments shall first be paid in cash up to the first One Million Dollars ($1,000,000) in aggregate for both Supplemental Payments. For payments greater than One Million Dollars ($1,000,000), Supplemental Payments shall be paid fifty percent (50%) in the Registrant's Common Stock and fifty percent (50%) in cash. The value of the Registrant's Common Stock to be issued as Supplemental Payments shall be calculated based on the average closing price of the Registrant's Common Stock for the five (5) trading days up to, but excluding, the second trading day before the due date of the Supplemental Payment.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) Financial statements of business acquired.

         After reviewing the financial statements of the Registrant and TSI, and consulting with its independent auditors, the Registrant has determined that the threshold for filing audited financial statements as required by this Item 7(a) has not been met.

     (b) Pro forma financial information.

         After reviewing the financial statements of the Registrant and TSI, and consulting with its independent auditors, the Registrant has determined that the threshold for filing pro forma financial statements as required by this Item 7(b) has not been met.


     (c) Exhibits.

         2.1 Agreement and Plan of Reorganization dated March 17, 1997 by and among Western Micro Technology, Inc., WMT Acquisition Corp., Target Solutions, Inc. and Lee Adams. Schedules to this Agreement omitted from this report will be furnished to the Securities and Exchange Commission upon request.

         2.2 Agreement and Plan of Merger dated March 17, 1997 by and between WMT Acquisition Corp. and Target Solutions, Inc.

         2.3  Press Release dated March 19, 1997.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  March 28, 1997

                                   WESTERN MICRO TECHNOLOGY, INC.



                                   By           /s/ James W. Dorst
                                      --------------------------------------
                                                  James W. Dorst
                                              Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

      Exhibit No.                                 Description
      -----------                                 -----------

          2.1 Agreement and Plan of Reorganization dated March 17, 1997 by and among Western Micro Technology, Inc., WMT Acquisition Corp., Target Solutions, Inc. and Lee Adams. Schedules to this Agreement omitted from this report will be furnished to the Securities and Exchange Commission upon request.


          2.2             Agreement and Plan of Merger dated
                          March 17, 1997 by and between WMT
                          Acquisition Corp. and Target Solutions, Inc.


          2.3             Press Release dated March 19, 1997.